EXHIBIT 31
----------





                                 CERTIFICATIONS

I, Todd Gotlieb certify that:

1.   I have reviewed this quarterly report on Form 10-Q of SBS Interactive Co.

2. Based on my knowledge, this report does not contain any untrue statements of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

3. Based on my knowledge, the financial statements and other information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented on this report.

4. I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rule 15c-14 and 15d-15e for the registrant and I have:

     a) designated such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within these entities, particularly during the period in which this report is being prepared;

     b) evaluated the effectiveness of the registrant's disclosure controls and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on our evaluation; and

     c) disclosed in this report any changes on the registrant's internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15(d)-15(f)) that occurred during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially effect the registrant's control over financial reporting.

5. I have disclosed , based in our most recent evaluation of internal control of financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors (or person performing the equivalent function):

     a) all significant deficiencies and material weaknesses in the design or operation of internal controls which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

     b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.


                                       SBS INTERACTIVE, CO.

Date:    November 10, 2003             By: /s/ Todd Gotlieb

                                           ------------------------------------
                                           Todd Gotlieb
                                           President and Principal Executive,
                                           Financial and Accounting Officer